Subsequent events	12 Months Ended
Dec. 31, 2019
29. Subsequent events

In late December 2019, COVID-19 was discovered in Wuhan City, China. Wuhan City was locked down by the Government on January 23, 2020 for about 61 days. During the lock down in Wuhan City, except for medical workers and essential services, all businesses were mandatory closed and all residents were ordered to stay at home. The Company’s headquarters and operations are located in Wuhan City, China, the epicenter for COVID-19 pandemic. As a result of the government lockdown, travel restrictions and quarantines imposed by the Chinese government, the Company’s operations, financial conditions and cash flows are materially and adversely affected.